UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)    May 16, 2019

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SVBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02        DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 16, 2019, the shareholders of Severn Bancorp, Inc. (the “Company”) approved the Company’s 2019 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Severn Savings Bank, FSB. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Shareholders  filed with the Securities and Exchange Commission on April 23, 2019.  A copy of the Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its Annual Meeting of Shareholders on May 16, 2019, at which time it (a) elected two  (2) individuals to serve a three-year term as director, (b) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (3) approved the Severn Bancorp, Inc. 2019 Equity Incentive Plan.

The names of the directors who were elected at the Annual Meeting of Shareholders for a three-year term are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Raymond S. Crosby	6,316,373	607,298	2,711,915
Eric M. Keitz	5,796,755	1,126,916	2,711,915

The names of the directors whose terms of office continued after the Annual Meeting of Shareholders are as follows:

Alan J. Hyatt

James H. Johnson, Jr.

David S. Jones

John Lamon

Mary Kathleen Sulick

Konrad Wayson

The shareholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

	Votes For	Votes Against	Votes Abstain
Appointment of BDO, LLP as independent registered public accounting firm	8,999,774	459,136	176,676

The shareholders of the Company approved the Severn Bancorp, Inc. 2019 Equity Incentive Plan as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Approval of the Severn Bancorp, Inc. 2019 Equity Incentive Plan	6,430,471	433,240	59,959	2,711,915

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1

Severn Bancorp, Inc. 2019 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 23, 2019 (file no. 001-49731))

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: May 17, 2019	By: /s/Paul B. Susie
Paul B. Susie Chief Financial Officer and Principal Accounting Officer